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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           Current Report

	Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) June 10, 1996
                                                 ---------------------

                      GREAT AMERICAN BANCORP, INC.
- -----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



  Delaware                         000-25808            52-1923366
- --------------------------------------------------------------------------
(State or other jurisdiction 	  	(Commission		       (I.R.S. Employer
	of incorporation)		             	File Number)	    	Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL      61824-1010
- ---------------------------------------------------------------
(Address of principal executive offices)	       				(Zip Code)


                  (217) 356-2265
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(Registrant's telephone number, including area code)




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Item 5.	  Other Events.

	The Registrant incorporates by reference the press releases dated June 11, 1996 and June 12, 1996 attached as Exhibits 20.1 and 20.2, relating to the Registrant's stock repurchase program and quarterly cash dividend declaration.


Item 7.  Financial Statements and Exhibits.

	The Registrant incorporates by reference the press releases dated June 11, 1996 and June 12, 1996 attached as Exhibits 20.1 and 20.2, relating to the Registrants stock repurchase program and quarterly cash dividend declaration.



                          SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               								Great American Bancorp, Inc.
                                       ----------------------------
										                             (Registrant)


Date   June 13, 1996                   /s/ Jane F. Adams
     ----------------                  -----------------------
		                                    	Jane F. Adams
                               								Chief Financial Officer


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                          EXHIBIT INDEX
                          -------------


Exhibit
  No.           Description             Method of Filing
- -------         ------------            ---------------------

 20.1           News Release            Filed herewith
                Dated 6/11/96

 20.2           News Release            Filed herewith
                Dated 6/12/96


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Exhibit 20.1


NEWS RELEASE


Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana

FOR IMMEDIATE RELEASE
June 11, 1996

Contact:	Ms. Jane F. Adams
	        Chief Financial Officer and Investor Relations
        	(217) 356-2265


GREAT AMERICAN BANCORP, INC.
5% STOCK REPURCHASE AND $0.10 PER SHARE QUARTERLY DIVIDEND
- -----------------------------------------------------------

Champaign, Illinois, June 11, 1996 - Great American Bancorp, Inc. (NASDAQ/GTPS). Today, Great American Bancorp, Inc., (the "Company"), the holding company for First Federal Savings Bank of Champaign-Urbana, (the "Bank"), announced that at the Companys Board of Directors meeting held on June 10, the Board of Directors adopted a stock repurchase program whereby, beginning on or about July 1, 1996, the Company will buy back up to 5% of the Companys outstanding common stock, or 92,332 shares, subject to the Office of Thrift Supervisions non-objection of the stock repurchase program. The shares will be purchased from time to time, depending upon market conditions, in open market transactions over the six months following the commencement of the stock repurchase program. The stock repurchase program will be the first stock repurchase program undertaken by the Company.

Also on June 10, 1996, the Companys Board of Directors adopted a policy to pay quarterly cash dividends, subject to the continued financial strength of the Company and the Bank and the ability of the Company to satisfy all applicable statutory and regulatory capital and asset maintenance requirements. The Board of Directors then declared a $0.10 per share dividend, payable on July 8, 1996 to shareholders of record as of the close of business on June 24, 1996.



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Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana News Release, page 2
June 11, 1996


George R. Rouse, President and Chief Executive Officer of the Company commented, "We believe that the stock repurchase is a good method by which to enhance shareholder value as such repurchases are anticipated to have the effect of increasing earnings per share and book value of the remaining outstanding shares. We believe that the Companys dividend policy will make the Companys stock more attractive to those investors desiring a long-term investment that is income producing."

At March 31, 1996, the Company had assets of $120,540,000 and the Bank operated three offices in the Champaign-Urbana area.


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EXHIBIT 20.2


NEWS RELEASE


Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana

FOR IMMEDIATE RELEASE
June 12, 1996

Contact:	Ms. Jane F. Adams
       		Chief Financial Officer and Investor Relations
       		(217) 356-2265


GREAT AMERICAN BANCORP, INC.
CORRECTION
- ----------------------------

Champaign, Illinois, June 12, 1996 - Great American Bancorp, Inc. (NASDAQ/GTPS). On June 11, 1996, Great American Bancorp, Inc., (the "Company"), issued a news release announcing that the Companys Board of Directors had adopted a stock repurchase program to buy back up to 5% of the Companys outstanding common stock, which the news release indicated was 92,332 shares. The correct number of shares to be repurchased, however, should be 102,638.

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